Exhibit 1.1

China Nuokang Bio-Pharmaceutical Inc.

5,000,000 American Depositary Shares

Representing 40,000,000 Ordinary Shares

(Par Value $0.0005 Per Share)

UNDERWRITING AGREEMENT

December [—], 2009

Jefferies & Company, Inc.

As Representative of the

Several Underwriters

c/o Jefferies & Company, Inc.

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

China Nuokang Bio-Pharmaceutical Inc., a company established in the Cayman Islands (the “Company”), proposes to issue and sell, and HBM BioMed China, a company established in the Cayman Islands (“HBM”), and Britain Ukan Technology Investment Holdings (Group) Limited, a company established in the British Virgin Islands (“BUTI,” together with HBM, the “Selling Shareholders”) propose to sell, to the several underwriters (the “Underwriters”) named in Schedule I hereto, for whom you are acting as representative (the “Representative”), an aggregate of 5,000,000 American Depositary Shares (“ADSs”) (the “Firm ADSs”), each representing eight ordinary shares, par value $0.0005 per share of the Company (each, an “Ordinary Share”), of which 4,526,979 ADSs will be sold by the Company and 473,021 ADSs will be sold by the Selling Shareholders. The respective amounts of the Firm ADSs to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto, and the respective amounts of the Firm ADSs to be sold by the Selling Shareholders are set forth opposite their names in Schedule II hereto. The Company and the Selling Shareholders are sometimes referred to herein collectively as the “Sellers.” BUTI also proposes to sell at the Underwriters’ option an aggregate of up to 750,000 additional ADSs (the “Option ADSs”) as set forth below solely to cover over-allotments.

The Firm ADSs and the Option ADSs are herein collectively called the “Offered ADSs.” The Ordinary Shares represented by the Firm ADSs are hereinafter called the “Firm Shares,” the Ordinary Shares represented by the Option ADSs are hereinafter called the “Option Shares” and the Firm Shares and Option Shares are hereinafter collectively called the “Shares.” Unless the context otherwise requires, each reference to the Firm ADSs, the Option ADSs or the Offered ADSs herein also includes the Shares.

The ADSs will be evidenced by American depositary receipts (the “ADRs”) to be issued pursuant to a deposit agreement dated on or about [—], 2009 (the “Deposit Agreement”) among the Company, JPMorgan Chase Bank, N.A. as depositary (the “Depositary”) and the holders and beneficial owners from time to time of the ADSs.

As the Representative, you have advised the Company and the Selling Shareholders (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm ADSs set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option ADSs if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters.

The Representative has agreed to reserve up to [—] of the Offered ADSs to be purchased by it under this Agreement for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, “Participants”), as set forth in the Prospectus (as defined below) under the heading “Underwriting” (the “Directed Share Program”). The Offered ADSs to be sold by the Representative and its affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares.” Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. Representations and Warranties of the Company, Mr. Baizhong Xue (the “Controlling Person”) and the Selling Shareholders.

(a) The Company represents and warrants to each of the Underwriters as follows:

(i) A registration statement on Form F-1 (File No. 333-163250) with respect to the Shares underlying the Offered ADSs has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form F-1. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A under the Act and contained in the Prospectus referred to below. The Registration Statement has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus.”

(ii) As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date (each as defined below), as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule III hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the General Disclosure Package, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means [—] [a/p]m (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representative.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Offered ADSs that is included in the Registration Statement immediately prior to that time.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Offered ADSs in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule IV to this Agreement.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(iii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Cayman Islands, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the subsidiaries of the Company (the “Subsidiaries”) and the affiliated entities (the “Affiliated Entities”) as listed in Exhibit A hereto (the Subsidiaries and the Affiliated Entities are collectively referred to as the “Operating Entities”, each an “Operating Entity”) has been duly organized and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of its Operating Entities are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification. The outstanding shares of capital stock of each of the Operating Entities have been duly authorized and validly issued, are fully paid and non-assessable and to the extent shown in Exhibit A hereto are owned by the Company, another Subsidiary or the Controlling Person free and clear of all liens, encumbrances and equities and claims; and except as described in the Registration Statement, the General Disclosure Package or the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in any of the Operating Entities are outstanding.

(iv) The outstanding share capital of the Company, has been duly authorized and validly issued and is fully paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable and freely transferable to and for the account of the several Underwriters; there are no restrictions on subsequent transfers of the Offered ADSs under the laws of the Cayman Islands or the United States except as described in the Registration Statement, the General Disclosure Package and the Prospectus; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Upon the sale and delivery to the Underwriters of the Offered ADSs, and payment therefor, pursuant to this Agreement, the Underwriters will acquire good, marketable and valid title to such Offered ADSs, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind. Neither the filing of the Registration Statement or the ADS Registration Statement (as defined below), nor the offering or sale of the Offered ADSs and the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Shares.

(v) A registration statement on Form F-6 (File No. 333-[—]) in respect of the Offered ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(vi) A registration statement on Form 8-A (File No. [—]) in respect of the registration of the Shares and the Offered ADSs under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the Commission; such registration statement in the form heretofore delivered to you and to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the

Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(vii) The information set forth under the caption “Capitalization” in the Registration Statement, the General Disclosure Package and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct. All of the offered ADSs and the underlying Ordinary Shares conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The form of certificates for the Ordinary Shares conforms to the corporate law of the jurisdiction of the Company’s incorporation and to any requirements of the Company’s organizational documents. Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise specifically stated therein or in this Agreement, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money that would have any material adverse effect on the Company’s indebtedness or net assets; or (ii) declared or paid any dividend or made any other distribution on or in respect to its shares.

(viii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

(ix) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Offered ADSs, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the knowledge of the Company, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations. The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of its date and as of the Closing Date or the Option Closing Date, and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact, and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

(x) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered ADSs or until any earlier date that the Company notified or notifies the Representative, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus.

(xi) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Offered ADSs other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 4(a)(ii) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(xii) (i) At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Offered ADSs as contemplated by the Registration Statement.

(xiii) The consolidated financial statements of the Company and the Operating Entities, together with related notes and schedules as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly the financial position and the results of operations and cash flows of the Company and the Operating Entities, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with United States generally accepted principles of accounting (“U.S. GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required. The Company and the Operating Entities do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), that are not described in the Registration Statement, the General Disclosure Package and the Prospectus.

(xiv) Ernst & Young Hua Ming, who has certified certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Operating Entities within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(xv) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the Nasdaq Global Market thereunder (the “Sarbanes-Oxley Act”) has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect that will become applicable to the company.

(xvi) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Operating Entities before any court or administrative agency or otherwise which if determined adversely to the Company or any of the Operating Entities would either (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Operating Entities taken as a whole or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”), except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(xvii) The Company and the Operating Entities have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, and such properties and assets are not subject to any lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which are not material in amount. The Company and the Operating Entities occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(xviii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and the Operating Entities have all necessary licenses, authorizations, franchises, consents, concessions, orders, certificates, permits and approvals (the “Permits”) and have made all necessary filings required under any applicable law, rule or regulation, and have obtained all Permits from other persons, in order to conduct their respective businesses; neither the Company nor any of the Operating Entities has any reason to believe that it will not be able to renew any Permit when and as such Permit expires; neither the Company nor any of the Operating Entities is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any Permits except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect; and the Company and the Operating Entities are in compliance in all material respects with all of the provisions of the Permits.

(xix) All legal or governmental proceedings, related-party transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

(xx) The Company and the Operating Entities have filed all national, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns or required to be paid and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments. All government tax waivers from national and local governments of the People’s Republic of China (the “PRC”) and other local and national tax relief, concession and preferential treatment claimed or obtained by the Company or the Operating Entities are valid.

(xxi) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and the Operating Entities taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or any of the Operating Entities, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented. The Company and the Operating Entities have no material contingent obligations which are not disclosed in the Company’s financial statements which are included in the Registration Statement, the General Disclosure Package and the Prospectus.

(xxii) Neither the Company nor any of the Operating Entities is or with the giving of notice or lapse of time or both, will be, (i) in violation of its memorandum and articles of association, certificate or articles of incorporation, by-laws, certificate of formation, limited liability agreement, partnership agreement or other organizational documents, (ii) in violation of any law, order, rule, judgment, writ or decree applicable to the Company or any Operating Entity of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction (collectively, “applicable laws”) or (iii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to the clauses (ii) and (iii), which violation or default would, individually or in the aggregate, have a Material Adverse Effect. The execution and delivery of this Agreement and the Deposit Agreement, the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of (x) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument that is material and to which the Company or any Operating Entity is a party or by which the Company or any Operating Entity or any of their respective properties is bound, (y) the memorandum and articles of association, certificate or articles of incorporation, by-laws or other organizational documents of the Company or any Operating Entity or (z) any applicable law.

(xxiii) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(xxiv) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the Deposit Agreement, the execution and delivery by the Selling Shareholders of this Agreement and the consummation of the transactions herein and therein contemplated (except such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority (the “FINRA”) or such additional steps as may be necessary to qualify the Offered ADSs for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(xxv) The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms. Upon due issuance by the Depositary of the ADRs evidencing the Offered ADSs against the deposit of the underlying Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

(xxvi) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the sale of the Offered ADSs by the Company and the Selling Shareholders and the deposit of the Ordinary Shares with the Depositary and the issuance of the ADRs evidencing the Offered ADSs as contemplated by the Agreement and the Deposit Agreement will neither (i) cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company nor (ii) trigger any anti-dilution rights of any such holder with respect to such shares, securities, options, warrants or rights.

(xxvii) The description of the corporate structure of the Company and the various contracts between the Company and any of the Operating Entities or shareholders of the Operating Entities, or between the Subsidiaries and the Affiliated Entities, as the case may be (each a “Corporate Structure Contract” and collectively the “Corporate Structure Contracts”), filed as exhibits to the Registration Statement and as set forth in the General Disclosure Package under the captions “Corporate Structure” and “Related Party Transactions,” is true and accurate in all material respects and nothing has been omitted from such description which would make it misleading in any material respect. There is no other agreement, contract or other document relating to the corporate structure or the operation of the Company and the Operating Entities which has not been previously disclosed or made available to the Underwriters and, to the extent material to the Company, disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xxviii) Each Corporate Structure Contract has been duly authorized, executed and delivered by the parties thereto and, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required for the performance of the obligations under any Corporate Structure Contract by the parties thereto. There is no legal or governmental proceeding, inquiry or investigation pending against the Company, the Operating Entities or shareholders of the Operating Entities in any jurisdiction challenging the validity of any of the Corporate Structure Contracts and, to the knowledge of the Company after due inquiry, no such proceeding, inquiry or investigation is threatened or contemplated in any jurisdiction.

(xxix) The Company and the Operating Entities own, have obtained valid and enforceable licenses for, or have other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, domain names, copyrights, know how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, system or procedures) and other intellectual property rights (collectively, “Intellectual Property”) described in the Registration Statement, the General Disclosure Package and the Prospectus, if any, as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the Registration Statement, the General Disclosure Package and the Prospectus, if any, as under development), except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect. To the extent that a patent or patent application (collectively, the “Patents”) was acquired by the Company, or its Operating Entities, as the case may be, pursuant to an assignment, such assignment is valid, binding and enforceable, and all PRC governmental approvals in respect of such assignment have been validly obtained and are in full force and effect; the Patents have been duly maintained and are in full force and in effect; no security interests or other liens have been created with respect to any of the Patents.

(xxx)

(1) There are no third parties who have established or, to the knowledge of the Company, will be able to establish rights to any Intellectual Property owned by or licensed to the Company or any of the Operating Entities except for, and to the extent of, the ownership rights of the owners of the Intellectual Property that is licensed to the Company or any of the Operating Entities as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus;

(2) To the knowledge of the Company, there is no infringement by third parties of any Intellectual Property owned by or licensed to the Company or any of the Operating Entities;

(3) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property or the validity, enforceability or scope of any Intellectual Property, and the Company is not aware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim that, if resolved adversely to the Company, would, individually or in the aggregate, have a Material Adverse Effect;

(4) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others alleging that the Company or any of the Operating Entities infringes or otherwise violates or would, upon the commercialization of any product or service under development by the Company, infringe or violate, any Intellectual Property of any other person or entity, and the Company is not aware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim that, if resolved adversely to the Company, would, individually or in the aggregate, have a Material Adverse Effect;

(5) The Company and the Operating Entities have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any of the Operating Entities, and all such agreements are in full force and effect;

(6) To the knowledge of the Company, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property owned by or licensed to the Company or any of the Operating Entities;

(7) To the knowledge of the Company, there is no prior art that may render any patent application within the Intellectual Property owned by or licensed to the Company or any of the Operating Entities unpatentable that has not been disclosed to the State Intellectual Property Office of the PRC and/or other relevant PRC intellectual property administrative authority;

(8) There are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property of the Company and the Operating Entities that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and are not described therein in all material respects. None of the Company and the Operating Entities is a party to or bound by any material options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Registration Statement, the General Disclosure Package and the Prospectus and are not described in all material respects; and

(9) None of the technology employed by the Company or any of the Operating Entities has been obtained or is being used by the Company or any of the Operating Entities in violation of any contractual obligation binding on the Company, the Operating Entities or any of their officers, directors or employees or otherwise in violation of the rights of any persons.

(xxxi) Neither the Company, nor to the knowledge of the Company, any of the Company’s affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered ADSs or Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Offered ADSs or Shares on the Nasdaq Global Market in accordance with Regulation M under the Exchange Act.

(xxxii) The Company is not and, after giving effect to the offering and sale of the Offered ADSs contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be an “investment company” within the meaning of such term under the Investment Company Act of 1940 as amended (the “1940 Act”), and the rules and regulations of the Commission thereunder.

(xxxiii) The Company and each of the Operating Entities maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Operating Entities is aware of (i) any material weakness or significant deficiency in its internal control over financial reporting or (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxxiv) The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it will file or submit under the Exchange Act upon the completion of this offering will be recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(xxxv) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived. The Company has obtained the written consent to the use of such data from such sources to the extent required.

(xxxvi) Neither the Company nor any of the Operating Entities nor, to the knowledge of the Company, any of their directors, officers, agents, employees or affiliates is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, the Operating Entities and their affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. Neither the Company nor any of the Operating Entities nor, to the knowledge of the Company, any of their directors, officers, agents, employees or affiliates has made any contribution, gift or other payment to any official of, or candidate for, any government office in violation of any law which violation is required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xxxvii) The operations of the Company and the Operating Entities are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Operating Entities with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xxxviii) Neither the Company nor any of the Operating Entities nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Operating Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Offered ADSs contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Operating Entity, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxix) The Company and each of the Operating Entities carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses.

(xl) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Operating Entities is engaged in any labor practice that is in violation of any labor laws or regulations of the PRC. Except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, there is no strike, labor dispute, slowdown or stoppage pending or to the knowledge of the Company, threatened against the Company or any Operating Entities of the Company. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Company nor any of the Operating Entities has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of the Operating Entities, or to any other person.

(xli) No grant of stock options under any stock option plan of the Company involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant; except as would not, individually or in the aggregate, have a Material Adverse Effect, each such option (i) was granted in compliance with applicable law and with the applicable stock option plan, (ii) was duly approved by the board of directors (or a duly authorized committee thereof) of the Company and (iii) has been properly accounted for in the Company’s financial statements in accordance with U.S. GAAP and disclosed in the Company’s filings with the Commission.

(xlii) Neither the Company nor any of the Operating Entities has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the General Disclosure Package or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of the Operating Entities or, to the knowledge of the Company, any other party to any such contract or agreement.

(xliii) Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, the General Disclosure Package and the Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith.

(xliv) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” in the Registration Statement, the General Disclosure Package and the Prospectus accurately and fairly describes (i) accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (ii) judgments and uncertainties affecting the application of critical accounting policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof; the Company’s directors and management have reviewed and agreed with the selection, application and disclosure of the Company’s critical accounting policies as described in the Registration Statement, the General Disclosure Package and the Prospectus, and have consulted with its legal advisers and independent accountants with regards to such disclosure.

(xlv) To the knowledge of the Company, there are no affiliations or associations between any member of the FINRA and any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(xlvi) Neither the Company nor any of the Operating Entities is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(xlvii) The Registration Statement, the General Disclosure Package and the Prospectus fairly and accurately describe (i) all material trends, demands, commitments and events known to the Company, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity, financial condition or results of operations of the Company, and are reasonably likely to occur; and (ii) all off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any of its Operating Entities, such as structured finance entities and special purpose entities, that are reasonably likely to have a material effect on the liquidity of the Company or any of its Operating Entities or the availability thereof or the requirements of the Company or any of its Operating Entities for capital resources.

(xlviii) The preclinical tests and clinical trials that are described in, or the results of which are referred to in, Registration Statement, the General Disclosure Package and the Prospectus, were and, if still pending, are being conducted in all material respects in accordance with protocols filed with the appropriate regulatory authorities for each such test or trial, as the case may be, and with standard medical and scientific research procedures; each description of the results of such tests and trials contained in Registration Statement, the General Disclosure Package and the Prospectus, is accurate in all material respects and fairly presents the data derived from such tests and trials, and the Company and the Operating Entities have no knowledge of any other studies or tests the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus; neither the Company nor any of the Operating Entities has received any notices or other correspondence from the PRC State Food and Drug Administration or any provincial or local equivalent thereof or from any other foreign or domestic government or drug regulatory agency (collectively, the “Healthcare Regulatory Agencies”) requiring the termination, suspension or modification of any clinical trials that are described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus; and the Company and the Operating Entities have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Healthcare Regulatory Agencies.

(xlix) The Offered ADSs have been approved for listing subject to notice of issuance on the Nasdaq Global Market.

(l) There are no relationships or related-party transactions involving the Company or any of the Operating Entities or any other person required to be described in the Prospectus which have not been described as required.

(li) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act.

(lii) The Company does not expect to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder for the taxable year ending December 31, 2009, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in the Company becoming a PFIC in the future under current laws and regulations.

(liii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no Subsidiary in the PRC is currently prohibited, directly or indirectly, from paying any dividends to the Company or its other Subsidiaries, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company or its other Subsidiaries any loans or advances to such Subsidiary from the Company or its other Subsidiaries, or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiaries of the Company; all dividends declared by a Subsidiary in the PRC may under the current laws and regulations of the PRC be freely transferred out of the PRC and may be paid in U.S. dollars, subject to the successful completion of PRC procedures required for such remittance and the withholding tax under the PRC Enterprise Income Tax Law as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and all such dividends and other distributions will not be subject to any other taxes under the laws and regulations of the PRC and are otherwise free and clear of any consents, approvals, authorizations, orders, registrations, clearances, or qualifications with any governmental agency in the PRC.

(liv) All dividends and other distributions declared and payable on the share capital of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary in U.S. dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any governmental agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties in the Cayman Islands.

(lv) The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares,” insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions “Risk Factors,” “Dividend Policy,” “Enforcement of Civil Liabilities,” “Corporate Structure,” “Regulations,” “Taxation” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute accurate, complete and fair summaries regarding the matters described therein in all material respects.

(lvi) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands.

(lvii) No holder of any of the Shares or the Offered ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or Offered ADSs; and except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, there are no limitations on the rights of holders of the Shares or the Offered ADSs to hold, vote or transfer their securities.

(lviii) The Registration Statement, all Preliminary Prospectuses, the Prospectus, any Issuer Free Writing Prospectus and the ADS Registration Statement and the filing of the Registration Statement, all Preliminary Prospectuses, the Prospectus, any Issuer Free Writing Prospectus and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company.

(lix) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Offered ADSs.

(lx) No transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding tax or duty is payable in the PRC, Hong Kong and the Cayman Islands by or on behalf of the Underwriters to any PRC, Hong Kong or Cayman Islands taxing authority in connection with (i) the issuance, sale and delivery of the Shares by the Company, the sale and delivery of the

Shares by the Selling Shareholders, the issuance of the Offered ADSs by the Depositary, and the delivery of the Offered ADSs to or for the account of the Underwriters; (ii) the purchase from the Company and the Selling Shareholders, and the initial sale and delivery by the Underwriters of the Offered ADSs to purchasers thereof; (iii) the holding or transfer of the Offered ADSs outside the Cayman Islands; (iv) the deposit of the Ordinary Shares with the Depositary and the issuance and delivery of the ADRs evidencing the Offered ADSs; or (v) the execution and delivery of this Agreement or the Deposit Agreement or any other documents to be furnished hereunder.

(lxi) The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of the Cayman Islands and will be honored by courts in the Cayman Islands. The Company has the power to submit, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in The City of New York, New York, U.S.A. (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement or the Offered ADSs in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 14 hereof;

(lxii) Neither the Company nor any of its respective properties, assets or revenues has any right of immunity under Cayman Islands, PRC, New York or United States law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, PRC, New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 14 of this Agreement.

(lxiii) The Company is aware of and has been advised as to, the contents of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006 and effective as of September 8, 2006 (the “M&A Rules”), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The issuance and sale of the Shares and ADSs, the listing and trading of the ADSs on Nasdaq Global Market or the consummation of the transactions contemplated by this Agreement and, the Deposit Agreement is not and will not be, as of the date hereof and at each time of purchase, adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules.

(lxiv) Each of the Company and its Operating Entities that was incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders, option holders, directors, officers, employees and Participants that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each shareholder, option holder, director, officer, employee and Participant that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(lxv) None of the information on (or hyperlinked from) the Company’s website at www.lnnk.com includes or constitutes a “free writing prospectus” as defined in Rule 405 under the Act and the Company does not maintain or support any website other than www.lnnk.com.

(lxvi) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

(lxvii) The Company has not offered, or caused the Representative or its affiliates to offer, Offered ADSs to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

In addition, any certificate signed by any officer of the Company or any of the Operating Entities and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offered ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

(b) The Controlling Person represents and warrants to each of the Underwriters as follows:

(i) As of the Applicable Time and as of the Closing Date or the Option Closing Date, as the case may be, neither (i) the General Disclosure

Package, nor (ii) any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that the Controlling Person make no representations or warranties as to information contained in or omitted from the General Disclosure Package, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

(ii) The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations. The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of its date and as of the Closing Date or the Option Closing Date, and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact, and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Controlling Person makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representative, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

(c) Each of the Selling Shareholders, severally and not jointly, represents and warrants as follows (except with respect to 1(b)(ii) and 1(b)(iii), which only apply to the respective selling shareholder identified therein):

(i) Such Selling Shareholder has been duly organized and is validly existing as a company in good standing in the jurisdiction of its organization.

(ii) BUTI now has and at the Closing Date and the Option Closing Date, as the case may be (as such dates are hereinafter defined), will have good and marketable title to the Firm Shares and the Option Shares to be sold by it, free and clear of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Firm Shares and Option Shares; and upon the delivery of, against payment for, such Firm Shares and Option Shares pursuant to this Agreement, the Underwriters will acquire good and marketable title thereto, free and clear of any liens, encumbrances, equities and claims.

(iii) HBM now has good and marketable title to the Series A convertible redeemable preference shares of the Company it holds, free and clear of any liens, encumbrances, equities and claims, and upon the automatic conversion of such Series A convertible redeemable preference shares on the Closing Date into Ordinary Shares, such Selling Shareholder will have good and marketable title to the Firm Shares to be sold by it, free and clear of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Firm Shares; and upon the delivery of, against payment for, such Firm Shares pursuant to this Agreement, the Underwriters will acquire good and marketable title thereto, free and clear of any liens, encumbrances, equities and claims.

(iv) Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder. The execution and delivery of this Agreement and the consummation by such Selling Shareholder of the transactions herein contemplated and the fulfillment by such Selling Shareholder of the terms hereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, state securities laws or Blue Sky laws) and will not result in a breach of any of the terms and provisions of, or constitute a default under, organizational documents of such Selling Shareholder, or any indenture, mortgage, deed of trust or other agreement or instrument that is material and to which such Selling Shareholder is a party, or of any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

(v) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the ADSs of the Company and, other than as permitted by the Act, such Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.

(vi) The sale of the Firm Shares or the Option Shares, as the case maybe, by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of the Operating Entities which is not set forth in the Registration Statement, the General Disclosure Package and the Prospectus. The information pertaining to such Selling Shareholder under the caption “Selling Shareholders” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is complete and accurate in all material respects.

(vii) No consent, approval or waiver is required under any instrument or agreement to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or under which he or it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by such Selling Shareholder under this Agreement or the consummation by such Selling Shareholder of any of the other transactions contemplated hereby.

(viii) Such Selling Shareholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “free writing prospectus” (within the meaning of the Act), or used any “free writing prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares and Offered ADSs, in each case other than the Statutory Prospectus at the Applicable Time.

(ix) Other than this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offer and sale of the Shares and the Offered ADSs.

(x) There are no affiliations or associations between any member of the FINRA and such Selling Shareholder or any affiliate of such Selling Shareholder.

In addition, any certificate signed by any Selling Shareholder (or, with respect to any Selling Shareholder that is not an individual, any officer of such Selling Shareholder) or by any representative of the Selling Shareholders and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offered ADSs shall be deemed to be a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each Underwriter.

2. Purchase, Sale and Delivery of the Firm ADSs.

(a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Sellers agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $[•] per ADS, the number of Firm ADSs set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof. The number of Firm Shares to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by each Seller as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder. The obligations of the Company and of each of the Selling Shareholders shall be several and not joint.

(b) Payment for the Firm ADSs to be sold hereunder is to be made in Federal (same day) funds to an account designated by the Company for the Offered ADSs to be sold by it and to an account designated by each Selling Shareholder for the Offered ADSs to be sold by it, in each case against delivery of certificates therefor to the Representative for the several accounts of the Underwriters and, in the case of payment to the Company only, after deduction of any expenses incurred by the Company and paid for by the Underwriters on behalf of the Company. Such payment and delivery are to be made through the facilities of The Depository Trust Company at 10:00 a.m., New York time, on the fourth business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” (As used herein, “business day” means a day on which the Nasdaq Global Market is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.)

(c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, BUTI hereby grants an option to the several Underwriters to purchase up to [•] Option ADSs at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) at any time, from time to time thereafter within 30 days after the date of this Agreement, by you, as Representative of the several Underwriters, to either BUTI or the Company setting forth the number of Option ADSs as to which the several Underwriters are exercising the option and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option ADSs are to be delivered shall be determined by the Representative but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option ADSs to be purchased by each Underwriter shall be in the same proportion to the total number of Option ADSs being purchased as the number of Firm ADSs being purchased by such Underwriter bears to the total number of Firm ADSs, adjusted by you in such manner as to avoid fractional ADSs. The option with respect to the Option ADSs granted hereunder may be exercised only to cover over-allotments in the sale of the Firm ADSs by the Underwriters. You, as Representative of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to either BUTI or the Company. To the extent, if any, that the option is exercised, payment for the Option ADSs shall be made on the Option Closing Date in Federal (same day) funds drawn to the order of BUTI for the Option ADSs to be sold by it against delivery of certificates therefor through the facilities of The Depository Trust Company, New York, New York.

(d) If on the Closing Date or Option Closing Date, as the case may be, any Selling Shareholder fails to sell the Firm ADSs or Option ADSs which such Selling Shareholder has agreed to sell on such date as set forth in Schedule II hereto, the Company agrees that it will sell or arrange for the sale of that number of shares of ADSs to the Underwriters which represents Firm ADSs or the Option ADSs which such Selling Shareholder has failed to so sell, as set forth in Schedule II hereto, or such lesser number as may be requested by the Representative.

3. Offering by the Underwriters.

It is understood that the several Underwriters are to make a public offering of the Firm ADSs as soon as the Representative deems it advisable to do so. The Firm ADSs are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representative may from time to time thereafter change the public offering price and other selling terms.

It is further understood that you will act as the Representative for the Underwriters in the offering and sale of the Offered ADSs in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4. Covenants of the Company and the Selling Shareholders.

(a) The Company covenants and agrees with the several Underwriters that:

(i) The Company will (A) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A under the Act and (B) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus, of which the Representative shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations.

(ii) The Company will (i) not make any offer relating to the Offered ADSs that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433(d)(1)(i) under the Act unless the Representative approves its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); [provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule IV hereto, ](ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(iii) The Company will advise the Representative promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act. The Company will use its best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.

(iv) The Company will cooperate with the Representative in endeavoring to qualify the Offered ADSs for sale under the securities laws of such jurisdictions as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Offered ADSs.

(v) The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. The Company will deliver to the Representative at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representative such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representative may reasonably request.

(vi) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Offered ADSs as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company will promptly prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

(vii) If the General Disclosure Package is being used to solicit offers to buy the Offered ADSs at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company will promptly prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package.

(viii) Prior to the Closing Date, the Company will deposit Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and will otherwise comply with the Deposit Agreement so that ADRs evidencing Offered ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Closing Date.

(ix) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 18 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise you in writing when such statement has been so made available.

(x) During the period of five years hereafter, the Company will furnish to the Representative and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report for such year; and the Company will furnish to the Representative (i) as soon as available, a copy of each report of the Company filed with the Commission under the Exchange Act or mailed to stockholders; and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system, it is not required to furnish such reports or statements to the Underwriters.

(xi) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement, the General Disclosure Package and the Prospectus.

(xii) No offering, sale, short sale or other disposition of Ordinary Shares or ADSs of the Company or other securities convertible into or exchangeable or exercisable for Ordinary Share or ADSs or derivative of Ordinary Share or ADSs (or agreement for such) will be made for a period of 180 days after the date of the Prospectus, directly or indirectly, by the Company other than the grant of options by the Company pursuant to its employee share incentive plans existing on the date of this Agreement and which is described in the General Disclosure Package, the issuance of ordinary shares pursuant to any exercise of options granted under such plans, the filing of a registration statement on Form S-8 by the Company with the Commission with respect to the ordinary shares underlying option grants made under such plans, or otherwise than hereunder or with the prior written consent of the Representative. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period following the last day of the 180-day restricted period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Representative waives, in writing, such extension.

(xiii) The Company will use its best efforts to list the Offered ADSs on the Nasdaq Global Market and maintain the listing of the Offered ADSs on the Nasdaq Global Market.

(xiv) The Company shall apply the net proceeds of its sale of the Offered ADSs as set forth in the Registration Statement, the General Disclosure Package and the Prospectus and shall file such reports with the Commission with respect to the sale of the Offered ADSs and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

(xv) During the period of one year after the Closing Date, the Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Offered ADSs in such a manner as would require the Company to register as an investment company under the 1940 Act.

(xvi) The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered ADSs and on the execution and delivery of this Agreement.

(xvii) Prior to the Closing Date or the Option Closing Date, the Company will not issue any press release or other communication directly or indirectly and will not hold any press conference with respect to the Company or any of the Operating Entities, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of the Operating Entities, or the offering of the ADSs, without your prior consent.

(xviii) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(xix) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the FINRA or the FINRA rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

(xx) The Company will comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(xxi) The Company will pay all fees and disbursements of counsel (including non-U.S. counsel) incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the underwriters in connection with the Directed Share Program.

(b) Each of the Selling Shareholders covenants and agrees, severally and not jointly, with the several Underwriters that:

(i) No offering, sale, short sale or other disposition of any Ordinary Shares or ADSs of the Company or other securities convertible, exchangeable or exercisable for Ordinary Shares or ADSs or derivative of Ordinary Shares or ADSs owned by the Selling Shareholder or request the registration for the offer or sale of any of the foregoing (or as to which the Selling Shareholder has the right to direct the disposition of) will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by such Selling Shareholder otherwise than hereunder or with the prior written consent of the Representative. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period following the last day of the 180-day restricted period, in each case the Representative provides notice thereof to the Selling Shareholder, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Representative waives, in writing, such extension.

(ii) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(iii) Such Selling Shareholder agrees that it will not prepare or have prepared on its behalf or use or refer to, any “free writing prospectus” (as defined in Rule 405 under the Act), and agrees that it will not distribute any written materials in connection with the offer or sale of the Shares.

(iv) Prior to the Closing Date and the Option Closing Date, as the case may be, such Selling Shareholder will deposit Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement, and will otherwise comply with the Deposit Agreement so that ADRs evidencing Offered ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Closing Date or Option Closing Date, as the case may be.

(v) Such Selling Shareholder will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the sale of the Offered ADSs by such Selling Shareholder and on the execution and delivery of this Agreement with respect to the Offered ADSs sold by such Selling Shareholder.

(vi) During the Prospectus Delivery Period, such Selling Stockholder will advise the Representative promptly, and will confirm such advice in writing to the Representative, of any change in the information relating to such Selling Stockholder in the Registration Statement, the Prospectus or any document comprising the General Disclosure Package.

5. Costs and Expenses.

The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Sellers under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; any roadshow expenses; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the FINRA of the terms of the sale of the Offered ADSs; the listing fee of the Nasdaq Global Market; the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Offered ADSs made by the Underwriters caused by a breach of the representation in Section 1(a)(ii); and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Offered ADSs under State securities or Blue Sky laws; and, to the extent, if at all, that any of the Selling Shareholders engage special legal counsel to represent them in connection with this offering, the fees and expenses of such counsel shall be borne by the Company. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Sellers pro rata. The Company agrees to pay all costs and expenses of the Underwriters, as well as any costs and expenses incident to the offer and sale of Directed Shares by the Underwriters to employees and persons having business relationships with the Company and the Operating Entities; provided that, the Underwriters shall pay the fees and disbursements of counsel for the Underwriters. The Sellers shall not, however, be required to pay for any of the Underwriter’s expenses except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representative pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Offered ADSs or in contemplation of performing their obligations hereunder; but the Company and the Selling Shareholders shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Offered ADSs.

6. Conditions of Obligations of the Underwriters.

The several obligations of the Underwriters to purchase the Firm ADSs on the Closing Date and the Option ADSs, if any, on any Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or any Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Shareholders contained herein, and to the performance by the Company and the Selling Shareholders of their covenants and obligations hereunder and to the following additional conditions:

(a) The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424, 430A, or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representative and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Offered ADSs.

(b) The Representative shall have received opinions and a letter, dated the Closing Date or the Option Closing Date, as the case may be, of Latham & Watkins, United States counsel for the Company, substantially in the form of Exhibit C hereto.

(c) The Representative shall have received an opinion, dated the Closing Date or the Option Closing Date, as the case may be, of Maples and Calder, Cayman Islands counsel for the Company, substantially in the form of Exhibit D hereto.

(d) The Representative shall have received an opinion, dated the Closing date or the Option Closing Date, as the case may be, of Tian Yuan Law Firm, PRC counsel for the Company, addressed to the Company, substantially in the form of Exhibit E hereto; in addition, Tian Yuan Law Firm shall have furnished to the Representative a written letter, dated the Closing Date or the Option Closing Date, as the case may be, authorizing the Company to release such opinion to the Representative.

(e) The Representative shall have received an opinion, dated the Closing date or the Option Closing Date, as the case may be, of Arculli Fong & Ng, Hong Kong counsel for the Company, substantially in the form of Exhibit F hereto.

(f) The Representative shall have received an opinion, dated the Closing Date or the Option Closing Date, as the case may be, of China Sinda Intellectual Property Ltd., special counsel for the Company with respect to intellectual property rights, substantially in the form of Exhibit G hereto.

(g) The Representative shall have received an opinion, dated the Closing Date or the Option Closing Date, as the case may be, of Latham & Watkins, United States counsel for BUTI, and an opinion, dated the Closing Date or the Option Closing Date, as the case may be, of Cooley Godward Kronish LLP, United States counsel for HBM, substantially in the form of Exhibit I hereto.

(h) The Representative shall have received an opinion, dated the Closing Date, of [—], Cayman Islands counsel for HBM, substantially in the form of Exhibit J hereto.

(i) The Representative shall have received an opinion, dated the Closing Date or the Option Closing Date, as the case may be, of [—], British Virgin Islands counsel for BUTI, substantially in the form of Exhibit J hereto.

(j) The Representative shall have received from Shearman & Sterling LLP, United States counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representative may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(k) The Representative shall have received from Jingtian & Gongcheng Law Offices, PRC counsel for the Underwriters, such opinion or opinions, dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representative may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(l) The Representative shall have received from Ziegler, Ziegler & Associates LLP, United States counsel for the Depositary, such opinion or opinions, dated the Closing Date or the Option Closing Date, as the case may be, substantially in the form of Exhibit H hereto.

(m) The Representative shall have received, on each of the date hereof, the Closing Date and, if applicable, any Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Ernst & Young Hua Ming confirming that they are an independent registered public accounting firm with respect to the Company and the Operating Entities within the meaning of the Act and the applicable Rules and Regulations and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement, the General Disclosure Package and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(n) The Representative shall have received on the Closing Date and, if applicable, any Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

(1) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement and no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;

(2) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

(3) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made as and when required by such rules;

(4) He or she has carefully examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his or her opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(5) He or she has carefully examined the Registration Statement and, in his or her opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment;

(6) He or she has carefully examined the Prospectus and, in his or her opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(7) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Operating Entities taken as a whole, whether or not arising in the ordinary course of business.

(o) The Representative shall have received on the Closing Date and, if applicable, any Option Closing Date, as the case may be, a certificate of the Chief Financial Officer of the Company with respect to certain operating data contained in the Registration Statement, the General Disclosure Package and the Prospectus in form and substance satisfactory to the Underwriters.

(p) The Representative shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate of the Selling Shareholders to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, such Selling Shareholder represents as follows:

(1) The representations and warranties of such Selling Shareholder contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be; and

(2) Such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or prior to such date.

(q) The Company and the Selling Shareholders shall have furnished to the Representative such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representative may reasonably have requested.

(r) The Firm ADSs and Option ADSs, if any, have been approved for quotation upon notice of issuance on the Nasdaq Global Market.

(s) The Company and each officer, director and existing shareholder (other than the Selling Shareholder) of the Company shall have furnished to the Representative, prior to the date of this Agreement, a letter or letters substantially in the form attached hereto as Exhibit B.

(t) The Company and the Depositary shall have executed and delivered the Deposit Agreement and the Deposit Agreement shall be in full force and effect.

(u) The Depositary shall have delivered to the Company at such Closing Date or any Option Closing Date, as applicable, certificates satisfactory to the Underwriters evidencing the deposit with the Depositary or its nominee of the Ordinary Shares being so deposited against issuance of ADRs evidencing the Offered ADSs to be delivered by the Company at such Closing Date, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such Offered ADSs pursuant to the Deposit Agreement.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representative and to Shearman & Sterling LLP, United States counsel for the Underwriters, acting reasonably.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company and the Selling Shareholders of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be. In such event, the Company, the Selling Shareholders and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7. Conditions of the Obligations of the Sellers.

The obligations of the Sellers to sell and deliver the portion of the Offered ADSs required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8. Indemnification.

(a) The Company agrees:

(1) to indemnify and hold harmless each Underwriter, the directors and officers of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Underwriters by or through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein; and

(2) to reimburse each Underwriter, each Underwriters’ directors and officers, and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Offered ADSs, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

(b) Each of the Controlling Person and the Selling Shareholders agrees, severally and not jointly, to indemnify the Underwriters, each Underwriters’ directors and officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement, the ADS Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse any legal or other expenses reasonably incurred by such Underwriters, Underwriters’ directors and officers and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided however that, such Selling Shareholder will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to the Selling Shareholder and furnished by or on behalf of the Selling Shareholder specifically for use therein. The liability of each Selling Shareholder under this subsection (b) shall be limited to an amount equal to the aggregate public offering price, less the underwriting discounts and commissions, of the Offered ADSs sold by such Selling Shareholder under this Agreement; the liability of the Controlling Person under this subsection (b) shall be limited to an amount equal to the aggregate public offering price, less the underwriting discounts and commissions, of the Offered ADSs sold by BUTI under this Agreement. This indemnity obligation will be in addition to any liability which the Company may otherwise have.

(c) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Controlling Person, the Selling Shareholders and each person, if any, who controls the Company or the Selling Shareholders within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Controlling Person or Selling Shareholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement the ADS Registration Statement, the Form 8-A Registration Statement, or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Controlling Person or Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter by or through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

(d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 8(a), (b), (c) or (e) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b), (c) or (e). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a), (b) or (e) and by the Company, the Controlling Person and the Selling Shareholders in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

(e) The Company agrees to indemnify and hold harmless the Representative, its directors, officers, affiliates and each person, if any, who controls the Representative or its affiliates within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Representative.

(f) To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b), (c) or (e) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Controlling Person and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Offered ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Controlling Person and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Controlling Person and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Controlling Person and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Controlling Person or the Selling Shareholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Controlling Person, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Offered ADSs purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Shareholder shall be required to contribute any amount in excess of the proceeds received by such party from the Underwriters in the offering, and (iv) the Controlling Person shall not be required to contribute any amount in excess of the proceeds received by BUTI from the Underwriters in the offering. The Underwriters’ obligations in this Section 8(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

(g) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

(h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. A successor to any Underwriter, its directors or officers or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

9. Default by Underwriters.

If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Offered ADSs which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representative of the Underwriters, shall use your commercially reasonable best efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others approved by the Company provided that such approval shall not be unreasonably withheld, to purchase from the Company and the Selling Shareholders such amounts as may be agreed upon and upon the terms set forth herein, the Offered ADSs which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Offered ADSs agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of ADSs with respect to which such default shall occur does not exceed 10% of the Offered ADSs to be purchased on the Closing Date or the Option Closing date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Offered ADSs which they are obligated to purchase hereunder, to purchase the Offered ADSs which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of ADSs with respect to which such default shall occur exceeds 10% of the Offered ADSs to be purchased on the Closing Date or the

Option Closing Date, as the case may be, the Company and the Selling Shareholders or you as the Representative of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Shareholders except to the extent provided in Sections 5 and 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representative, may determine with the consent of the Company in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Nothing in this paragraph and no action taken hereunder shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm ADSs hereunder unless all of the Firm ADSs are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

10. Notices.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied and confirmed as follows: if to the Underwriters, to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005, Attention: Syndicate Manager, fax number +1.212.7979344, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: General Counsel; if to the Company, the Controlling Person and the Selling Shareholders, No. 18-1 East Nanping Road, Human National New & High-tech Development Zone, Shenyang, Liaoning Province, PRC 110171, Attention: Financing Department, fax number +86.24.2469.6133.

11. Termination.

This Agreement may be terminated by you by notice to the Sellers:

(a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option ADSs) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Operating Entities taken as a whole, whether or not arising in the ordinary course of business, if the effect of such change or development makes it impracticable or inadvisable for you to proceed with the public offering or the delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States, the PRC or the Cayman Islands would, in your judgment, materially impair the investment quality of the Offered ADSs, or (iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Shanghai Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States, New York State, PRC or Cayman Islands authorities, (vi) the suspension of trading of the Company’s ADSs by the Nasdaq Global Market, the Commission, or any other governmental authority or, (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the securities markets in the United States, the PRC or the Cayman Islands and makes it impracticable or inadvisable for you to proceed with the public offering or the delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package and the Prospectus; or

(b) as provided in Sections 6 and 9 of this Agreement.

12. Successors.

This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Offered ADSs from any Underwriter shall be deemed a successor or assign merely because of such purchase.

13. Information Provided by Underwriters.

The Company, the Controlling Person, the Selling Shareholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the third and eleventh to seventeenth paragraphs under the caption “Underwriting” in the Prospectus.

14. Applicable Law

This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Each of the Sellers and the Controlling Person hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Sellers and the Controlling Person irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. Each of the Sellers and the Controlling Person irrevocably appoints Law Debenture Corporate Services, Inc. 400 Madison avenue, 4th Floor, New York, New York, as their respective authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company, the Controlling Person or the Selling Shareholders by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon the Company, the Controlling Person and the Selling Shareholders as the case may be, in any such suit or proceeding. Each of the Sellers and the Controlling Person further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

15. Miscellaneous.

The obligations of the Sellers or the Controlling Person pursuant to this Agreement in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, each of the Sellers and the Controlling Person agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to each Seller or the Controlling Person, as the case may be, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or any Selling Shareholder or controlling person thereof, as the case may be, and (b) delivery of and payment for the Offered ADSs under this Agreement, and the reimbursement, indemnification and contribution agreements contained in this Agreement shall remain in full force and effect regardless of any termination of this Agreement; provided however that if the termination of this Agreement is pursuant to Section 9, then only the reimbursement agreements contained in this Agreement shall remain in full force and effect.

Each Seller acknowledges and agrees that each Underwriter in providing investment banking services to the Company and the Selling Shareholders in connection with the offering of the Offered Shares, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and each Seller does not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.

All payments made by the Company and the Selling Shareholders under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature (other than taxes on net income) imposed or levied by or on behalf of the Cayman Islands or any political subdivision or any taxing authority thereof or therein unless the Company or any Selling Shareholder is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company or the Selling Shareholders, as the case may be, will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Underwriter and each person controlling any Underwriter, as the case may be, of the amounts that would otherwise have been receivable in respect thereof, except to the extent such taxes, duties, assessments or other governmental charges are imposed or levied by reason of such Underwriter’s or controlling person’s being connected with the Cayman Islands other than by reason of its being an Underwriter or a person controlling any Underwriter under this Agreement.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

The Underwriters, on the one hand, and the Company (on its own behalf and, to the extent permitted by law, on behalf of its shareholders), on the other hand, waive any right to trial by jury in any action, claim, suit or proceeding with respect to your engagement as underwriter or your role in connection herewith.

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Controlling Person, the Selling Shareholders and the several Underwriters in accordance with its terms.

Very truly yours,

China Nuokang Bio-Pharmaceutical Inc.

By
Name:
Title:

Baizhong Xue

By

HBM BioMed China

By
Name:
Title:

Britain Ukan Technology Investment Holdings (Group) Limited

By
Name:
Title:

The foregoing Underwriting Agreement

is hereby confirmed and accepted as

of the date first above written.

JEFFERIES & COMPANY, INC.

As Representative of the several Underwriters listed on Schedule I

By:	Jefferies & Company, Inc.

By
Name:
Title:

SCHEDULE I

SCHEDULE OF UNDERWRITERS

Underwriter	Number of Firm ADSs to be Purchased From the Company

Jefferies & Company, Inc.
Oppenheimer & Co., Inc.

Total:

S-I-1

SCHEDULE II

SCHEDULE OF SELLING SHAREHOLDERS

Selling Shareholder	Number of Firm ADSs to be Sold

HBM BioMed China

Britain Ukan Technology Investment Holdings (Group) Limited

S-II-1

SCHEDULE III

Price and other terms of the offering conveyed orally

Price per ADS to the public: $[—]

S-III-1

SCHEDULE IV

[None]

S-IV-1

EXHIBIT A

LIST OF SUBSIDIARIES AND AFFILIATED ENTITIES

SUBSIDIARIES

Surplus International Investments Limited

100% owned by the Company

Liaoning Nuokang Bio-Pharmaceutical Co., Ltd.

100% owned by Surplus International Investments Limited

Shenyang Shouzheng Bio-Technology Co., Ltd.

100% owned by Surplus International Investments Limited

Penglai Nuokang Pharmaceutical Co., Ltd.

100% owned by Surplus International Investments Limited

AFFILIATED ENTITY

Liaoning Nuokang Medicines Co., Ltd.

100% owned by Baizhong Xue, chairman, chief executive officer and controlling shareholder of the Company.

Venomics Hong Kong Limited

92% owned by Liaoning Nuokang Medicines Co., Ltd.

A-1

EXHIBIT B

LOCK-UP AGREEMENT

[Date]

China Nuokang Bio-Pharmaceutical Inc.

Deutsche Bank Securities Inc.

As Representative of the

    Several Underwriters

c/o Deutsche Bank Securities Inc.

60 Wall Street, 4th Floor

New York, New York 10005

Ladies and Gentlemen:

The undersigned understands that Deutsche Bank Securities Inc., as Representative (the “Representative”) of the several underwriters (the “Underwriters”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with China Nuokang Bio-Pharmaceutical Inc. (the “Company”), providing for the public offering by the Underwriters, including the Representative, of an aggregate of [—] American Depositary Shares (“ADSs”), each representing [—] ordinary shares, par value $[—] per share (each an “Ordinary Share”), of the Company (the “Public Offering”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of the Representative, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any Ordinary Shares or ADSs (including, without limitation, Ordinary Shares or ADSs of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, Ordinary Shares or ADSs which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Ordinary Share or ADSs) or enter into any Hedging Transaction (as defined below) relating to Ordinary Share or ADSs (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Ordinary Shares or ADSs. The foregoing restriction shall not apply to the registration of the offer and sale of ADSs or Ordinary Shares as contemplated by the Underwriting Agreement and the sale of ADSs or Ordinary Shares to the Underwriters in the Public Offering.

The initial Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 180 days after the date of the final prospectus relating to the Public Offering (the “Initial Lock-Up Period”); provided, however, that if (1) during the last 17 days of the Initial Lock-Up Period, (A) the Company releases earnings results or (B) material news or a material event relating to the Company occurs, or (2) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Representative waives, in writing, such extension.

Notwithstanding the foregoing, the undersigned may transfer (a) Ordinary Shares or ADSs acquired in open market transactions by the undersigned after the completion of the Public Offering, and (b) any or all of the Ordinary Shares or ADSs or other Company securities if the transfer is by (i) gift, will or intestacy, or (ii) distribution to partners, members or shareholders of the undersigned; provided, however, that in the case of a transfer pursuant to clause (b) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement.

The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any Ordinary Shares or ADSs, or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any Ordinary Shares or ADSs or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be a party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal Representative, successors and assigns of the undersigned.

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Notwithstanding anything herein to the contrary, if the closing of the Public Offering has not occurred prior to the expiration of a 30-day period beginning on the date of this Lock-Up Agreement, this agreement shall be of no further force or effect.

Signature:

Print Name:

Number of Ordinary Shares owned subject to warrants, options or convertible securities:	Certificate numbers:

EXHIBIT C

FORM OF LEGAL OPINION FOR U.S. COUNSEL TO COMPANY

C-1

EXHIBIT D

FORM OF LEGAL OPINION FOR CAYMAN ISLANDS COUNSEL TO COMPANY

D-1

EXHIBIT E

FORM OF LEGAL OPINION FOR PRC COUNSEL TO COMPANY

E-1

EXHIBIT F

FORM OF LEGAL OPINION FOR H.K. COUNSEL TO COMPANY

F-1

EXHIBIT G

FORM OF LEGAL OPINION FOR IP COUNSEL TO COMPANY

G-1

EXHIBIT H

FORM OF LEGAL OPINION FOR U.S. COUNSEL TO DEPOSITARY

H-1

EXHIBIT I

FORM OF LEGAL OPINION FOR U.S. COUNSEL TO SELLING SHAREHOLDERS

I-1

EXHIBIT J

FORM OF LEGAL OPINION FOR LOCAL COUNSEL TO SELLING SHAREHOLDERS

J-1